                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Equity Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund



* Funds that have not commenced investment operations.

MICHIGAN INSURED MUNICIPALS INCOME TRUST                     SERIES 182
NEW JERSEY INSURED MUNICIPALS INCOME TRUST                   SERIES 141
NEW YORK INSURED MUNICIPALS INCOME TRUST                     SERIES 167
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                 SERIES 283
INVESTMENT GRADE MUNICIPAL TRUST                             SERIES 38
INSURED MUNICIPALS INCOME TRUST                              SERIES 476
INSURED MUNICIPALS INCOME TRUST LIMITED                      SERIES 91
INSURED MUNICIPALS INCOME TRUST LIMITED                      SERIES 92
INSURED MUNICIPAL LADDERED TRUST                             SERIES 5
CALIFORNIA INSURED MUNICIPALS INCOME TRUST INTERMEDIATE      SERIES 4
LONG TERM INVESTMENT GRADE TRUST                             SERIES 18
MARYLAND INVESTORS' QUALITY TAX EXEMPT TRUST                 SERIES 90
GNMA INCOME PORTFOLIO                                        SERIES 2
BIRINYI EQUITY SELECT TRUST                                  SERIES 7
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                      SERIES 12
DIVIDEND INCOME AND VALUE PORTFOLIO                          SERIES 33
DOW 30 INDEX TRUST                                           SERIES 17
VK STRATEGIC 10 U.S.TRADITIONAL SERIES                       OCTOBER 2003 SERIES
EAFE STRATEGIC 20 TRUST                                      SERIES 34
COMPETITIVE EDGE BEST IDEAS PORTFOLIO                        SERIES 33
ENERGY PORTFOLIO                                             SERIES 7
FINANCIAL INSTITUTIONS TRUST                                 SERIES 19
SELECT 5 INDUSTRIAL PORTFOLIO                                SERIES 34
FOCUS VALUE PORTFOLIO                                        SERIES 9
VK GREAT INTERNATIONAL FIRMS TRUST                           SERIES 23
VK HEALTHCARE AND PHARMACEUTICAL TRUST                       SERIES 24
VK INTERNET TRUST                                            SERIES 36
STRATEGIC GROWTH LARGE CAP PORTFOLIO                         SERIES 34
MORGAN STANLEY HI-TECH 35 INDEX TRUST                        SERIES 30
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO               SERIES 15
PREFERRED SECURITIES PORTFOLIO                               SERIES 2
ROARING 2000S TRUST                                          SERIES 21
S AND P SELECT CORE 20 PORTFOLIO                             SERIES 34
SELECT 10 INDUSTRIAL PORTFOLIO                               SERIES 35
SELECT S AND P INDUSTRIAL PORTFOLIO                          SERIES 34
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                    SERIES 34
SELECT TURNAROUND FOCUS LIST                                 SERIES 3
VK UTILITY TRUST                                             SERIES 14
COHEN AND STEERS REIT INCOME PORTFOLIO                       SERIES 8
SELECT GROWTH TRUST                                          OCTOBER 2003 SERIES